UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2012

Imaging Diagnostic Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

5307 NW 35th Terrace
Fort Lauderdale, Florida 33309
(Address of principal executive offices, including zip code)

(954) 581-9800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 12, 2012, Imaging Diagnostic Systems, Inc. (the "Company") dismissed Sherb & Co., LLP as the Company's independent registered public accountants and engaged D'Arelli Pruzansky, P. A. as the independent registered public accountants.  The dismissal of Sherb & Co., LLP and the engagement of D'Arelli Pruzansky, P. A. was approved by the Company's Board of Directors.  Sherb & Co., LLP did not resign or decline to be reappointed as the Company's independent registered public accountants.

Neither the report of Sherb & Co., LLP dated October 15, 2012 on our consolidated balance sheets as of June 30, 2012 and 2011 and the related consolidated statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended June 30, 2012 and 2011 nor the report of Sherb & Co., LLP dated September 22, 2011 on our consolidated balance sheets as of June 30, 2011 and 2010 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years ended June 30, 2011 and 2010 contained an adverse opinion or a disclaimer of opinion, nor were either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports contained a modification to the effect that there was substantial doubt as to the Company's ability to continue as a going concern.

During the two most recent fiscal years and the subsequent interim period prior to the dismissal of Sherb & Co., LLP there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused it to make reference thereto in connection with its reports on each of the Company's financial statements for such years.

During the fiscal years ended June 30, 2011 and 2012 and through November 12, 2012, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The Company requested that Sherb & Co., LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter, dated November 13, 2012, is filed as Exhibit 16.1 to this Form 8-K.

On November 12, 2012, the Company engaged D'Arelli Pruzansky, P. A. as the independent registered public accountants for the fiscal year ended June 30, 2013.

Prior to November 12, 2012, which was the date that D'Arelli Pruzansky, P. A. was engaged, the Company did not consult D'Arelli Pruzansky, P. A. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1*	Sherb & Co., LLP letter dated November 13, 2012

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: November 14, 2012	By:	/s/ Linda B. Grable
Name: Linda B. Grable
Title: Chief Executive Officer

/s/ Allan L. Schwartz
Name: Allan L. Schwartz
Title: Executive Vice President & CFO